UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2004

Ebix, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 East Golf Road, Schaumburg, Illinois		60173
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 789-3047

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 14, 2004, Ebix, Inc. (the “Company”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of the acquisition by its subsidiary Ebix Australia Pty Ltd of the operating assets of Heart Consulting Services Pty Ltd located in Melbourne, Australia (“Heart”).  The Company is amending the Original Filing to include the appropriate Financial Statements and Pro Forma Financial Information required by Items 9.01(a) and 9.01(b).  Heart is the wholly owned operating trustee company of Heart Consulting Services Unit Trust, which owns no other assets.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

The appropriate financial statements of Heart Consulting Services Unit Trust are filed herewith as Annex A.

(b)                                 Pro Forma Financial Information.

The appropriate pro forma financial information of the Company is filed herewith as Annex B.

(c)                                  Exhibits.

Exhibit No.	Exhibit

2.1

Purchase Agreement, dated June 28, 2004, by and between Ebix Australia Pty Ltd and Heart Consulting Services Pty Ltd (previously filed with the SEC on July 14, 2004 as Exhibit 2.1 to this current report on Form 8-K) *

2.2	Agreement, dated July 1, 2004, by and between Heart Consulting Services Pty Ltd. and Ebix, Inc. (previously filed with the SEC on July 14, 2004 as Exhibit 2.2 to this current report on Form 8-K)
23	Consent of BDO Chartered Accountants.

*  The schedules and exhibits to the Purchase Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

Chartered Accountants & Advisers	563 Bourke Street Melbourne 3000 DX 30937 Stock Exchange Melbourne Telephone (03) 9615 8500 Facsimile (03) 9614 4963 www.bdo.com.au

Report of Independent Auditors

We have audited the statement of financial position of Heart Consulting Services Unit Trust as at 30 June 2004 and 2003 and the statement of financial performance, statement of cash flows and notes to the financial statements for each of the years in the two-year period ending 30 June 2004. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in Australia and the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position as of 30 June 2004 and 2003 and the results of operations and cash flows for each of the years in the two-year period ended 30 June 2004 and are in conformity with accounting principles generally accepted in Australia.

BDO

Chartered Accountants

R D D COLLIE

Partner

Melbourne 13 September 2004

ANNEX A

Heart Consulting Services Unit Trust

Statement of Financial Performance

For the Years ended 30 June 2004 and 2003

	Note	2004	2003
		$AUD	$AUD

Revenues from ordinary activities	2	4,017,108	3,233,128

Administration expense		(246,583)	(335,674)

Employee benefits expense		(837,944)	(903,936)

Properties expense		(77,598)	(76,879)

Amortisation expense		(929,762)	(927,006)

Other expenses from ordinary activities		(208,151)	(200,124)

Profit from ordinary activities before income tax expense		1,717,070	789,509

Income tax expense relating to ordinary activities	4	—	—

Net profit from ordinary activities after income tax expense attributable to beneficiaries of the trust	14	1,717,070	789,509

Total changes in equity other than those resulting from transactions with beneficiaries as beneficiaries		1,717,070	789,509

Distribution to Beneficiaries
Strybosch Consulting Pty Ltd ITF Strybosch Family Trust		572,357	263,169
Forte Consulting Services Pty Ltd		572,357	263,170
Hamish Strachan & Associates Pty Ltd ITF Strachan Family Trust		572,356	263,170
		1,717,070	789,509

The accompanying notes form part of these financial statements.

Heart Consulting Services Unit Trust

Statement of Financial Position

As at 30 June 2004 and 2003

	Note	2004	2003
		$AUD	$AUD

CURRENT ASSETS
Cash	3	839,881	399,235
Receivables	6	277,588	184,157
Beneficiary loan accounts	10	678,951	268,900
TOTAL CURRENT ASSETS		1,796,420	852,292

NON-CURRENT ASSETS
Property, Plant and Equipment	7	60,998	70,542
Intangible assets	8	12,500	915,000
TOTAL NON-CURRENT ASSETS		73,498	985,542
TOTAL ASSETS		1,869,918	1,837,834

CURRENT LIABILITIES
Payables	9	160,977	125,977
Current tax liabilities	12	115	—
Other	11	611,000	600,943
Provision for Staff Entitlements	15	57,038	70,126
TOTAL CURRENT LIABILITIES		829,130	797,046

NON-CURRENT LIABILITIES
Other	11	1,040,488	1,040,488
TOTAL NON-CURRENT LIABILITIES		1,040,488	1,040,488
TOTAL LIABILITIES		1,869,618	1,837,534
NET ASSETS		300	300

TRUST FUNDS
Settlement Sum	13	300	300
TOTAL TRUST FUNDS		300	300

The accompanying notes form part of these financial statements.

Heart Consulting Services Unit Trust

Statement of Cash Flows

For the Years ended 30 June 2004 and 2003

	Note		2004	2003
			$AUD	$AUD

Cash Flows from Operating Activities
Receipts			3,865,274	3,415,188
Payments to suppliers and employees			(1,365,956)	(1,577,073)
Interest received			19,760	13,051

Net cash provided by operating activities	20(b	)	2,519,078	1,851,166

Cash Flows from Investing Activities			—	—

Net cash provided by investing activities			—	—

Cash Flows from Financing Activities
Repayment of directors’ loan accounts			(2,078,423)	(1,798,870)

Net cash used by financing activities			(2,078,423)	(1,798,870)

Net Increase in Cash Held			440,655	52,296

Cash at the Beginning of the Year			395,505	343,209

Cash at the End of the Year	20(a	)	836,160	395,505

The accompanying notes form part of these financial statements.

Heart Consulting Services Unit Trust

Notes to the Financial Statements

For the Years ended 30th June 2004 and 2003

1.                                       STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

This financial report is a general purpose financial report that has been prepared in accordance with Australian Accounting Standards, Urgent Issues Group Consensus Views and other authoritative pronouncements of the Australian Accounting Standards Board.

Heart Consulting Services Unit Trust is a unit trust domiciled and operating in Australia.

The financial report has been prepared on an accruals basis and is based on historical costs and going concern basis and does not take into account changing money values or, except where stated, current valuations of non-current assets. Cost base is on the fair values of the consideration given in exchange for assets.

The following is a summary of the material accounting policies adopted by the trust in the preparation of the financial report. The accounting policies have been consistently applied, unless otherwise stated.

(a)                                  Income Tax

The economic entity adopts the liability method of tax-effect accounting whereby the income tax expense is based on the operating profit adjusted for any permanent differences and distributions of taxable income to beneficiaries. No liability has been raised for provisional tax as it is unlikely that any taxable income will be retained by the economic entity in 2004.

(b)                                 Property, plant and equipment

Each class of property, plant and equipment is carried at cost or fair value less, where applicable any accumulated depreciation.

Plant and equipment

Plant and equipment are measured on the cost basis.

The carrying amount of plant and equipment is reviewed annually by directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows which will be received from the assets employment and subsequent disposal. The expected net cash flows have not been discounted to their present values in determining recoverable amounts.

Depreciation

The depreciable amount of all fixed assets is depreciated on a straight line basis over their useful lives to the economic entity commencing from the time the asset is held ready for use.

The depreciation rates used for each class of depreciable assets are:

Class of Fixed Asset	Depreciation Rate

Plant & Equipment	20-40%

The accompanying notes form part of these financial statements.

1.                                       STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

(c)                                  Leases

Operating Leases

The minimum rental revenues of operating leases, where the lessor effectively retains substantially all the risks and benefits of ownership of the leased item, are recognised as revenue in accordance with the lease agreement, which is considered to best represent the pattern of service rendered through the provision of the leased asset.

(d)                                 Employee Benefits

Provision is made for the trust’s liability for employee benefits arising from services rendered by employees to balance date. Employee benefits expected to be settled within one year together with benefits arising from wages and salaries, annual leave and sick leave which will be settled after one year, have been measured at the amounts expected to be paid when the liability is settled plus related on-costs. Other employee benefits payable later than one year have been measured at the present value of the estimated future cash outflows to be made for those benefits.

Contributions are made by the economic entity to an employee superannuation fund and are charged as expenses when incurred.

(e)                                  Intangibles

Goodwill

Goodwill is initially recorded at the amount by which the purchase price for a business or for an ownership interest exceeds the fair value attributed to its net assets at date of acquisition. Goodwill is amortised on a straight line basis over a period of 20 years. The balances are reviewed annually and any balance representing future benefits of which realisation is considered to be no longer probable are written off.

(f)                                    Revenue

Interest revenue is recognised on a proportional basis taking into account the interest rates applicable to the financial assets.

Revenue from the rendering of a service is recognised upon the delivery of the service to the customers.

All revenue is stated net of the amount of goods and services tax (GST).

Income in advance represents amounts where the client has been billed, but the services have not been performed.

(g)                                 Cash

For the purposes of the Statement of Cash Flows, cash includes cash on hand and at banks including at call deposits with banks.

The accompanying notes form part of these financial statements.

1.                                       STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

(h)                                 Goods and Services Tax (GST)

Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST is not recoverable from the Australian Taxation Office. In these circumstances the GST is recognised as part of the cost of acquisition of the asset or as part of an item of the expense. Receivables and payables in the statement of financial position are shown inclusive of GST.

(i)                                     Adoption of Australian Equivalents to International Financial Reporting Standards

Australia is currently preparing for the introduction of International Financial Reporting Standards (IFRS) effective for financial years commencing 1 January 2005. This requires the production of accounting data for future comparative purposes at the beginning of the next financial year.

The directors of the trustee company of the Trust are assessing the significance of these changes and preparing for their implementation.

The directors are of the opinion that the key differences in the Trust’s accounting policies which will arise from the adoption of IFRS are:

Income Tax

Currently, Heart Consulting Services Unit Trust adopts the liability method of tax-effect accounting whereby the income tax expense is based on the accounting profit adjusted for any permanent differences and distributions of taxable income to beneficiaries. Under the Australian equivalent to IAS 12, the entity will be required to adopt a balance sheet approach under which temporary differences are identified for each asset and liability rather than the effects of timing and permanent differences between taxable income and accounting profit.

Goodwill

Under AASB 3 “Business Combinations”, goodwill acquired in a business combination will not require amortisation, but instead be subject to impairment testing at least annually. This will result in lower amortisation expenses but increased volatility of results in the event of impairment.

Intangible Assets

Under AASB 138 “Intangible Assets” start up costs will be expensed and not capitalised. On transition the balance of formation costs will be required to be adjusted against opening retained earnings as they will not meet the recognition requirements under IFRS.

(j)                                     Comparative Figures

Where required by Accounting Standards comparative figures have been adjusted to conform with changes in presentation for the current financial year.   All figures presented are in Australian Dollars.

The accompanying notes form part of these financial statements

	2004	2003
	$	$

2. REVENUE

Operating Activities
- Gross Receipts	3,997,348	3,220,077
- Interest	19,760	13,051
	4,017,108	3,233,128

3. CASH ASSETS

Cash on Hand	300	300
Security Deposits	3,396	3,234
Petty Cash Imprest	25	197
Cash at Bank	836,160	395,504
	839,881	399,235

4. INCOME TAX EXPENSE

The prima facie tax on profit from ordinary activities is reconciled to the income tax expense as follows:

Prima facie tax payable on profit from ordinary activities before income tax at 48.5% (2003: 48.5%)	832,779	382,912
Tax effect of:
Non-allowable items	5,355	(10,502)
Income distributed to beneficiaries	(838,134)	(372,410)
Income tax expense	—	—

5. PROFIT FROM ORDINARY ACTIVITIES

Profit from ordinary activities before income tax expense has been determined after:

(a) Expenses

Remuneration of auditor
- audit or reviewing the financial report	—	—
- other services	—	—

Audit fees for the years ended 30 June 2003 and 30 June 2004 payable to BDO Chartered Accountants and Advisers will be paid by Ebix Australia Pty Ltd.

6. RECEIVABLES

Current

Trade Debtors	277,588	135,457
Loans at Call	—	48,700
	277,588	184,157

The accompanying notes form part of these financial statements.

	2004	2003
	$	$

7. PROPERTY, PLANT & EQUIPMENT

Office Furniture & Equipment	169,162	153,604
Less Accumulated Depreciation	122,217	98,443
	46,945	55,161

Furniture & Fittings	49,663	47,503
Less Accumulated Depreciation	35,610	32,122
	14,053	15,381

Total Plant & Equipment	60,998	70,542

Movements in Carrying Amounts

Movement in the carrying amounts for each class of property, plant and equipment between the beginning and the end of the current financial year.

Plant & Equipment

Balance at beginning of year	70,542	58,171
Additions	17,718	36,877
Disposals	—	—
Depreciation expense	(27,262)	(24,506)
Carrying amount at end of year	60,998	70,542

8. INTANGIBLE ASSETS

Non-Current
Licence Fee	4,500,000	4,500,000
Less Accumulated Amortisation	(4,500,000)	(3,600,000)

Goodwill	50,000	50,000
Less Accumulated Amortisation	(37,500)	(35,000)
	12,500	15,000

	12,500	915,000

9. PAYABLES

Current
Trade Creditors	160,977	125,977
	160,977	125,977

The accompanying notes form part of these financial statements.

	2004	2003
	$	$

10. BENEFICIARY LOAN ACCOUNTS

Current Assets
Strybosch Consulting Pty Ltd ITF Strybosch Family Trust	226,317	89,633
Forte Consulting Services Pty Ltd	226,317	89,633
Hamish Strachan & Associates Pty Ltd ITF Strachan Family Trust	226,317	89,634
	678,951	268,900

11. OTHER

Current

Income in Advance	611,000	600,943
	611,000	600,943

Non Current

Heart Consulting Services Pty Ltd Loan	1,040,488	1,040,488
	1,040,488	1,040,488

12. CURRENT TAX LIABILITIES

GST Payable	115	—
	115	—

13. TRUST FUNDS

Settlement Sum	300	300
Total Trust Funds	300	300

14. RETAINED PROFITS

Retained profits at the beginning of the year	—	—
Net profit attributable to the trust	1,717,070	789,509
Distributions to beneficiaries	(1,717,070)	(789,509)
Retained profits at the end of the financial year	—	—

15. PROVISIONS

Current
Employee entitlements	57,038	70,126

Non Current
Employee entitlements

(a) Aggregate employee benefits liability	57,038	70,126

(b) Number of employees at year-end	16	17

The accompanying notes form part of these financial statements..

		2004	2003
		$	$

16.	EVENTS SUBSEQUENT TO REPORTING DATE

Effective 1 July 2004 Ebix Australia Pty Ltd acquired the business assets of the trust and assumed certain liabilities under a business sale agreement.

17.	RELATED PARTY TRANSACTIONS

(a) Related Parties

Directors of the trustee company
Heart Consulting Services Pty Ltd, who held office during the financial year:
Mr. Hamish Strachan
Mr. Marinus Strybosch
Mr. Maurice Forte
Each director is also either a beneficiary, or controls a corporate beneficiary of the trust.

(b) Transactions with Directors

	(i) Income received, or due and receivable, By all directors of the trustee company: - from the trust or related party in connection with the management of the trust	2,617,070	1,689,509
(ii) Loans from Directors

Directors, as beneficiaries referred to in Note 17(a), and director-related entities, have provided the unsecured interest-free at call loans to the trust disclosed in the statement of financial position.

(iii) Distributions
Distributions to directors as beneficiaries are identified in the statement of financial performance.

18.	SEGMENT REPORTING

The trust operates in one business and geographical segment, being the licensing of computer software throughout Australia.

19.	TRUST DETAILS

The Principal place of business of the trust is Suite 7, 670 Canterbury Road, Surrey Hills, Melbourne, 3127 and its principal activity is the licensing of computer software.

The accompanying notes form part of these financial statements.

Heart Consulting Services Unit Trust

Notes to the Statement of Cash Flows

For the Years ended 30 June 2004 and 2003

	2004	2003
	$	$

20. CASH FLOW INFORMATION

(a) Reconciliation of Cash
Cash at the end of the financial period as shown in the Statement of Cash Flows is reconciled to the related items in the statement of financial position as follows:

Cash at Bank	836,160	395,505

	836,160	395,505

(b) Reconciliation of Net Cash provided by Operating Activities to Profit from Ordinary Activities after Income Tax

Profit from ordinary activities after income tax	1,717,070	789,509

Non-cash flows in profit from ordinary activities:
Amortisation / Depreciation	929,762	927,006
Changes in assets and liabilities:
Increase/(decrease) in fixed assets	(17,718)	(36,877)
Increase/(decrease) in payables	35,000	(42,023)
Increase/(decrease) in receivables	(142,131)	5,744
Increase/(decrease) in provisions	(12,973)	17,615
Increase/(decrease) in income in advance	10,057	189,368
Increase/(decrease) in intangibles	—	(600)
Increase/(decrease) in sundry cash assets	11	1,424
Cash flows from operations	2,519,078	1,851,166

The accompanying notes form part of these financial statements.

Heart Consulting Services Unit Trust

Notes to the Financial Statements

For the Years ended 30th June 2004 and 2003

21.                                 UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES RECONCILIATION (“US GAAP”)

The following is a summary of all material differences between Australian and United States generally accepted accounting principles.

(a)          Goodwill Amortisation

Goodwill is amortised on a straight-line basis over a period of 20 years. US GAAP SFAS 142  Goodwill and Other Intangible Assets eliminated the requirement to amortise goodwill effective for fiscal years beginning after December 15, 2001.

(b)         New Accounting Standards

The effect of the application of the following recent pronouncements is considered below. This application will not have a material effect on the Australian/US GAAP reconciliations detailed in this note.

SFAS 146 Accounting for Costs Associated with Exit or Disposal Activities

This statement requires companies to recognize costs associated with exit or disposal activities, other than SFAS 143 costs, when they are incurred rather than the date of a commitment to an exit or disposal plan. Examples of these costs are lease termination costs, employee severance costs associated with restructuring, discontinued operation, plant closing or other exit or disposal activity. This statement is effective after 15 December 2002.

SFAS 147 Acquisitions of Certain Financial Institutions – an amendment of FASB Statement No. 72 and 144 and FASB Interpretation No. 9.

This statement makes the acquisition of financial institutions come under the statements 141 and 142 instead of statement 72, 144 and FASB Interpretation No. 9. This statement is applicable for acquisition on or after 1 October 2002.

SFAS 148 Accounting for stock based compensation – Transition and Disclosure Amends FASB 123 to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation.

SFAS 149 Amendment of Statement 133 on Derivative Instruments and Hedging Activities.

This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities.

SFAS 150 Financial Instruments with Characteristics of both Liabilities and Equity.

This statement requires that such instruments be classified as liabilities in the balance sheet. SFAS 150 is effective for financial instruments entered into or modified after 31 May 2003.

Interpretation No. 46 (FIN 46)

Effective 31 January 2003, The Financial Accounting Standards Board requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a continuing financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Trust has not invested in any such entities and does not expect to do so in the foreseeable future.

The adoption of these new statements is not expected to have a material effect on theTrust’s current financial position, results of operations or cash flows.

The accompanying notes form part of these financial statements.

21.                                 UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES RECONCILIATION (“US GAAP”) (CONT’D)

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure – an Amendment of FASB Statement No. 123.” SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Trust does not have any stock-based employee compensation.

Reconciliation Adjustments

The following reconciliations show the effect on net profit for the financial periods ended June 30, 2004 and 2003 using the US GAAP basis of accounting for the matters outlined in items (a) and (b) above.

	30 Jun 04 US$	A$	30 Jun 03 A$
Reconciliation Adjustments

Net profit after Tax in Accordance with Australian GAAP	1,200,919	1,717,070	789,509

Reconciliation Adjustments

Goodwill amortisation elimination	1,749	2,500	2,500

Net profit after tax in Accordance with US GAAP	1,202,668	1,719,570	792,009

	30 Jun 04 US$	A$	30 Jun 03 A$
Reconciliation Adjustments

Partners’ equity attributable to member of the chief entity in accordance with Australian GAAP	0	0	0

Reconciliation Adjustments

Goodwill amortisation elimination	3,497	5,000	2,500

Total partners’ equity in accordance with US GAAP	3,497	5,000	2,500

The balance sheet effect is that goodwill and thus, total assets will be higher by A$5,000 and A$2,500 for the years ended June 30, 2004 and 2003, respectively due to the amortisation expense that was eliminated. There will be no net effect on cash flow for the years ended June 30, 2004 and 2003.

 The accompanying notes form part of these financial statements.

Heart Consulting Services Unit Trust

Directors Declaration of the Trustee Company

for the Year Ended 30 June 2004

The directors of the trustee company hereby declare that:

1.

The financial statements and notes, as set out on pages 1 to 13, present fairly the trust’s and economic entity’s financial position as at 30 June 2004 and 30 June 2003 and its performance for the year ended on that date in accordance with Australian Accounting Standards and other mandatory professional reporting requirements.

2.	In the directors’ opinion there are reasonable grounds to believe that the Trust will be able to pay its debts as and when they become due and payable.

This declaration is made in accordance with a resolution of the Board of Directors of the trustee company:

Director  /s/ Rin Strybosch

Dated this 13th day of September 2004

ANNEX B

The following unaudited Pro Forma Condensed Combining Financial data are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Heart and Notes thereto included herein.

Ebix, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combining Balance Sheets

June 30, 2004

(In thousands, except for share amounts)

	Ebix, Inc. 6/30/2004	Heart	Pro Forma Adjustments		Ebix, Inc./ Heart Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$9,665	587	(587)	(E)
			427	(D)
			40	(F)
			(3,619)	(A)	$6,513
Accounts receivable	3,145	194	(194)	(E)	3,145
Other current assets	663	475	(475)	(E)	663
Total current assets	13,473	1,256	(4,408)		10,321
Property and equipment, net	1,364	43			1,407
Capitalized software, net	55	—			55
Goodwill	6,112	9	(9)	(G)
			6,676	(C)	12,788
Intangibles, net	3,315	—	450	(C)	3,765
Other assets	411	—			411
Total assets	$24,730	$1,308	$2,709		$28,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,675	113	(113)	(E)
			106	(H)	1,781
Accrued payroll and related benefits	576	40			616
Current portion of long term debt	500	—	466	(A)	966
Current portion of capital lease obligations	11	—			11
Deferred revenue	2,843	427			3,270
Total current liabilities	5,605	580	459		6,644
Long term debt, less current portion	1,726	—	880	(A)	2,606
Non-current loan	—	728	(728)	(E)	—
Line of credit	3,500	—			3,500
Redeemable common stock stated at redemption price	2,700	—	1,399	(B)	4,099

Stockholders’ equity:
Convertible Series D Preferred stock	—	—			—
Common stock, $.10 par value,					—
40,000,000 shares authorized	274	—	16	(A)	290
Additional paid-in capital	91,945	—	2,082	(A)	94,027
			(1,399)	(B)	(1,399)
Deferred compensation	(393)	—			(393)
Accumulated deficit	(81,095)	—			(81,095)
Accumulated other comprehensive income	468	—			468
Total stockholders’ equity	11,199	—	699		11,898
Total liabilities and stockholders’ equity	$24,730	$1,308	$2,709		$28,747

Ebix, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combining Statements of Income

June 30, 2004

(In thousands, except per share data)

	Ebix, Inc.	1-1 thru 2-22 LifeLink	Pro Forma Adjustments		Ebix, Inc./ LifeLink Pro Forma	Heart	Pro Forma Adjustments		Ebix, Inc./ LifeLink/ Heart Pro Forma
Revenue:
Software	$560	—			$560				$560
Services and other	8,050	921	(19)	(L)	8,952	1,405			10,357
Total revenue	8,610	921	(19)		9,512	1,405			10,917

Operating expenses:
Services and other costs	2,517	795			3,312	366			3,678
Product development	1,421	—			1,421				1,421
Sales and marketing	696	—			696				696
General and administrative	2,684	—	85	(J)		439	(2)	(M)
			(45)	(I)	2,724		112	(N)	3,273
Total operating expenses	7,318	795	40		8,153	805	110		9,068
Operating income	1,292	126	(59)		1,359	600	(110)		1,849

Interest income	42	—			42				42
Interest expense	(3)	—	(13)	(K)	(16)		(26)	(O)	(42)
Foreign exchange gain (loss)	8	—			8				8

Income before income taxes	1,339	126	(72)		1,393	600	(136)		1,857
Income taxes	(183)	—			(183)		(204)	(P)	(387)

Net income	$1,156	$126	(72)		1,210	600	(340)		1,470

Basic earnings per common share	$0.43				$0.44				$0.51
Diluted earnings per common share	$0.39				$0.40				$0.46

Basic weighted average shares outstanding	2,662	59	—		2,721	—	158		2,879

Diluted weighted average shares outstanding	2,992	59	—		3,051	—	158		3,209

Ebix, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Combining Statements of Income

December 31, 2003

(In thousands, except per share data)

	Ebix, Inc.	LifeLink	Pro Forma Adjustments		Ebix, Inc./ LifeLink Pro Forma	Heart	Pro Forma Adjustments		Ebix, Inc./ LifeLink/ Heart Pro Forma
Revenue:
Software	$1,498	—			$1,498				$1,498
Services and other	12,935	5,334	(401)	(T)	17,868	2,365			20,233
Total revenue	14,433	5,334	(401)		19,366	2,365	—		21,731

Operating expenses:
Services and other costs	4,210	1,644			5,854	701			6,555
Product development	1,552	899			2,451	—			2,451
Sales and marketing	1,616	361			1,977	—			1,977
General and administrative	5,364	1,923	(324)	(Q)		846	(2)	(U)
			661	(R)	7,624		224	(V)	8,692
Total operating expenses	12,742	4,827	337		17,906	1,547	222		19,675
Operating income	1,691	507	(738)		1,460	818	(222)		2,056

Interest income	78	4			82				82
Interest expense	(17)	(44)	(89)	(S)	(150)		(52)	(W)	(202)
Foreign exchange gain (loss)	13	—			13				13

Income before income taxes	1,765	467	(827)		1,405	818	(274)		1,949
Income taxes	(96)	(174)			(270)	—	(275)	(X)	(545)

Net income	$1,669	$293	(827)		1,135	818	(549)		1,404

Basic earnings per common share	$0.73				$0.46				$0.53
Diluted earnings per common share	$0.71				$0.45				$0.52

Basic weighted average shares outstanding	2,294	—	200		2,494	—	158		2,652

Diluted weighted average shares outstanding	2,349	—	200		2,549	—	158		2,707

Ebix Inc. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Combining Financial Statements
(amounts in thousands)

1.  BASIS OF PRESENTATION

The Financial Statements of Heart Consulting Services Unit Trust, an Australian Company, of which Heart Consulting Services Pty Ltd. ("Heart"), is a wholly owned trustee company, were prepared in accordance with Australian Accounting Standards, Urgent Issues Group Consensus Views and other authoritative pronouncements of the Australian Accounting Standards Board.  Certain Pro Forma adjustments were made to conform to US GAAP.  The unaudited pro forma condensed combining balance sheet as of June 30, 2004 gives effect to the acquisition of Heart, as if it occurred on that date.  The unaudited pro forma condensed combining statement of Income for the six-months ended June 30, 2004 and year ended December 31, 2003 gives effect to the acquisition of Heart as if it occurred on January 1, 2003.  The balance sheet and income statement s as of June 30, 2004 of Heart have been converted to United States Dollars based on the exchange rate as published by the Reserve Bank of Australia on July 1, 2004 of A$0.6994 per United States Dollar.  The income statement as of December 31, 2003 of Heart has been converted to United States Dollars based on the exchange rate as published by the Reserve Bank of Australia on December 31, 2003 of A$0.6525 per United States Dollar.

Under the terms and conditions of the Agreement, dated July 1, 2004, Ebix Australia Pty Ltd which is a wholly-owned subsidiary of Ebix, Inc. (the “Company”) acquired certain of the operating assets of Heart.  The Company acquired these assets of Heart for approximately $7,116 payable as follows:  $3,619 in cash at closing, $1,399 payable under stand-by letters of credit issued by the Company’s lender on the Company’s line of credit in three equal annual installments on each of the first, second and third anniversaries of the closing and $2,098 payable in 157,728 shares of common stock of Ebix issued at closing.  The assets acquired consisted of intangibles of $450 and property and equipment of $43 resulting in goodwill of $6,676.  The Company also incurred approximately $106 of direct expenses related to closing the Heart acquisition.  The Company funded the acquisition for the cash component payable at closing using available cash on hand.

On February 23, 2004 the Company acquired all of the outstanding Capital Stock of the LifeLink Corporation ("LifeLink"). The unaudited proforma condensed combining statements of income for the six months ended June 30, 2004 and year ended December 30, 2003 gives effect to the acquisition of LifeLink as if it occured on January 1, 2003.

The assets acquired and liabilities assumed in this acquisition were recorded based on management’s best estimates of fair market value with any excess purchase price being allocated to goodwill and other intangible assets.  The preliminary purchase price allocation may be subject to further adjustments as the Company finalizes its allocation in accordance with accounting principles generally accepted in the United States of America.

2.  PRO FORMA ADJUSTMENTS TO THE BALANCE SHEET AND STATEMENTS OF INCOME

(A)                              Reflects Ebix, Inc.’s purchase price of approximately $7,116 in cash, notes and stock paid to Heart.

(B)                                Reflects the adjustment reclassifying the guarantee of $1,399 relating to the 157,728 shares of common stock issued to the former owners. The terms of the common stock included a put option that would allow the shareholder to put the shares received from Ebix back to the Company for a cash settlement.  The reclass represents the value assigned the put option and the reclassification of the put option as a liability in accordance with SFAS 150 and EITF 00-19.

(C)                                Reflects the establishment of goodwill in the amount of $6,676 and other intangible assets of $450.

(D)                               Reflects the cash received subsequent to closing for deferred revenue.

(E)                                 Reflects the elimination as part of the purchase price as this asset or liability was not assumed as part of the purchase price of the transaction and as such, the fair values of these assets or liabilities were deemed to be zero.

(F)                                 Reflects the cash received subsequent to closing for employee entitlements.

(G)                                Reflects the reduction of the value of the pre-acquisition intangible assets of Heart to zero under US GAAP.

(H)                               Reflects the acquisition costs related to the Heart acquisition.

(I)                                    Reflects the elimination of the amortization expense related to LifeLinks intangible assets.

(J)                                   Reflects the assumed amortization of $85 during 1-1-04 thru 2-22-04 related to the establishment of intangible assets in connection with the acquisition of LifeLink.

(K)                               Imputed interest related to note payable to former shareholder of LifeLink.

(L)                                 Reflects a reduction of revenue related to recording LifeLink’s deferred revenue to fair value at January 1, 2004 and subsequent recognition of adjusted deferred revenue.

The pro-forma requirements of Article 11 of regulation S-X require that the Company assume the acquisition occurred as of the first date of the period presented.  The pro-forma statement of income is dated as of June 30, 2004, meaning the acquisition of LifeLink was assumed to have occurred on January 1, 2004.  If the acquisition had occurred on that date, the revenue recognized by LifeLink in 2004 would have been reduced by any deferred revenue write-down that would have occurred under EITF 01-03 on January 1, 2004.

(M)                            Reflects the elimination of the amortization expense related to Heart's intangible assets from the prior to the acquisition under US GAAP.

(N)                               Reflects the assumed amortization of $112 related to the establishment of intangible assets in connection with the Heart acquisition.

(O)                               Imputed interest related to note payable to Heart’s former owners.

(P)                                 Reflects a 34% tax provision on the Heart net income before taxes.

(Q)                               Reflects the elimination of the 2003 amortization expense related to LifeLink's intangible assets.

(R)                                Reflects the assumed amortization of $661 during 2003 related to the establishment of intangible assets in connection with the acquisition of LifeLink.

(S)                                 Imputed interest related to note payable to former shareholder of LifeLink.

(T)                                Reflects a reduction of revenue related to recording LifeLink’s deferred revenue to fair value at December 31, 2003 and subsequent recognition of adjusted deferred revenue.

The pro-forma requirements of Article 11 of regulation S-X require that the Company assume the acquisition occurred as of the first date of the period presented.  The pro-forma statement of income is dated as of December 31, 2003, meaning the acquisition of LifeLink was assumed to have occurred on January 1, 2003.  If the acquisition had occurred on that date, the revenue recognized by LifeLink in 2003 would have been reduced by any deferred revenue write-down that would have occurred under EITF 01-03 on January 1,2003.

(U)                               Reflects the elimination of the amortization expense related to Hearts intangible assets from the prior to the acquisition under US GAAP.

(V)                                Reflects the assumed amortization of $224 related to the establishment of intangible assets in connection with the Heart acquisition.

(W)                           Imputed interest related to note payable to Heart’s former owners.

(X)                               Reflects a 34% tax provision on Heart’s pre tax income.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2004

EBIX, INC.

	By:	/s/ Richard J. Baum
Richard J. Baum
Executive Vice President —
Finance and Administration,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
23	Consent of BDO Chartered Accountants